                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER  YEAR: 2001

                 MONTH                   7/16/01-8/31/01  9/30/01      10/31/01      11/30/01     12/31/01
---------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 4,044,462      $2,936,623   $3,168,738    $2,729,574   $3,383,414   $--

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $   503,539         405,982   $  405,925    $  438,056   $  686,339   $--

NET INCOME (LOSS) (MOR-6)                $  (109,322)            400   $      736    $   32,982   $  281,280   $--

PAYMENTS TO INSIDERS (MOR-9)             $        --              --   $       --    $       --   $       --   $--

PAYMENTS TO PROFESSIONALS (MOR-9)        $        --              --   $       --    $       --   $       --   $--

TOTAL DISBURSEMENTS (MOR-7)              $ 6,975,175      $5,097,690   $6,563,984    $8,489,123   $5,442,236   $--


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO        If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         1/18/02

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 1   Workers Compensation      Statutory - $1,000,000 Employers      American Guar.      1 year    07/01/02    Total annual
                               Liability.                            Zurich US                                 remuneration
                               Ded. $250,000 per accident.

 2   Automobile Liability      $2,000,000 ea. occurrence.            American Guar.      1 year    07/01/02    Number of vehicles
                               Ded. $25,000 per occurrence.          Zurich Amer.                              owned and leased

 3   Excess Liability          $5,000,000 ea. occurrence and         Primex, Ltd         1 year    07/01/02    Annual revenues and
     Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                                remuneration
                               $2,000,000 AL.

 4   Excess Liability          $20,000,000 ea. loss and              Primex, Ltd.        1 year    07/01/02    Included
                               aggregate.                            (Reinsured through
                                                                     AIG.)

 5   Excess Liability          $50,000,000 ea. loss and              Gerling Global      1 year    07/01/02    Flat charge - based
                               aggregate.                                                                      on exposures and
                                                                                                               risk potential

 6   Excess Liability          $100,000,000 ea. loss and             Lloyd's             1 year    07/01/02    Flat charge - based
                               aggregate.                            Lore                                      on exposures and


 7   Excess Liability          $50,000,000                           Zurich              1 year    07/01/02    Flat charge

 8   Excess Liability          $50,000,000                           AIG                 1 year    07/01/02    Flat Charge


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 1   Workers Compensation          $195,653 - Audit at (AFCO) expiration.
                                   Plus all losses within deductible.


 2   Automobile Liability          $92,955  (AFCO)


 3   Excess Liability              $451,090 Annual - Half on 7/1/01; 1/2
     Excess to $1 Million SIR      on 1/1/02.


 4   Excess Liability              Included



 5   Excess Liability              $295,000



 6   Excess Liability              $241,886



 7   Excess Liability              $109,210

 8   Excess Liability              $80,938

                                                                    Page 4 of 15
                                                                         1/18/02


NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 9   Excess Liability          $50,000,000                           Starr Excess        1 year    07/01/02    Flat Charge

 10  Marine Terminal           $50,000,000 ea. occurrence.           New Hampshire       1 year    07/01/02    Based on volume
     Operators Liability and   Ded. $25,000 per occurrence           Ins. Co. thru Marsh                       throughput and no.
     Charterer's Legal         $100,000 pollution per occurrence.    London                                    chartered vessels.
     Liability

 11  Excess Marine Liability   $24,000,000 excess of MTO, CLL,       XL Specialty        1 year    07/01/02    Volume thru put &
                               P&L                                   Brockbank &                               vessels docked.
                                                                     Liberty Und.

 12  Excess Marine Liability   $25,000,000 excess $24,000,000        XL Specialty        1 year    07/01/02    Flat
                                                                     Brockbank & N.Y.
                                                                     Marine Gen. Ins.

 13  Property Damage,          $ Total insured values combined all-  Munich Re: et. al   1 year    08/01/02    Property Values.-PD
     Business Interruption and risk. Sublimits: Flood - $100 mil.,                                             Income values - BI
     Boiler & Machinery        Earthquake - $100 mil., $10 mil                                                 PML, fire protection
                               extra expense. Ded.: Petrochem                                                  available; many other
                               $1,000,000 PD, 10 day - BI. Pulp &                                              factors.
                               Fibers - $1 mil. PD/BI.

 14  Directors &               $15,000,000 each loss and each        National Union      1 year    08/21/02    Various
     Officers Liability        policy year.  Ded. $1,000,000 Corp.   Indemnity

 15  Excess Directors &        $10,000,000 excess of Primary         Hartford            1 year    08/21/02    Various
     Officers Liability        D&O

 16  Directors & Officers      $10,000,000                           XL Specialty Ins.   1 year    08/21/02    Various
     Liability                                                       Co.


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 9   Excess Liability               $62,500

 10  Marine Terminal                $27,000 (AFCO) Min. premium &
     Operators Liability and        deposit
     Charterer's Legal
     Liability

 11  Excess Marine Liability        $57,375



 12  Excess Marine Liability        $21,250



 13  Property Damage,               Annual - Financed through AFCO.
     Business Interruption and      $4.0M (est.)
     Boiler & Machinery



 14  Directors &                    $316,000 (15 mos.)
     Officers Liability

 15  Excess Directors &             $223,700 (15 mos.)
     Officers Liability

 16  Directors & Officers           $115,000 (15 mos.)
     Liability

                                                                    Page 5 of 15
                                                                         1/18/02


NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 17  Employee Dishonesty &     $5,000,000 each Insuring              Texas Pacific       1 year    10/01/02    Various
     Depositor's Forgery       Agreement. Ded. $50,000.              Chubb

 18  Hull & Machinery and      Barge Hull Value                      Zurich-Americano    1 year    07/01/02    Hull & Machinery
     Protection & Indemnity    (M-25 = $1,500,000)                   Insurance Co.                             values
                               Ded. $5,000 per loss.
                               $1,000,000 P&I

 19  Pollution Insurance       Section A - $250,000                  Water Quality       1 year    07/01/02    Hull gross registered
                               Section B - $5,000,000                Insurance                                 tonnage
                               CERCLA - $5,000,000                   Syndicate

 20  Marine and Railroad       $12,000,000 any one vessel            Mutual Marine       1 year    Continuing  Declared shipment
     Cargo                     $1,000,000 any one barge                                                        values
                               $1,000,000 any one rail ship.
                               $100,000 any one truck

 21  Duty Drawback Bond        $1,000,000                            Washington          1 year    Continuing  Limit
                                                                     International

 22  Fiduciary                 $10,000,000                           National Union      1 year    08/21/02    Various
                               Ded. $250,000 per occurrence

 23  Environmental             $4,000,000 per loss                   ECS                 1 year    01/15/02    Loss Potential
     Impairment Liability      $8,000,000 aggregate                  (Indian Harbor)
     (Petrochem & Fibers)

 24  Closure/Post Closure      $1,995,222 Combined                   Underwriters        1 year    Continuous  Estimated
     Bonds - Petrochem                                               Indemnity                                 Closure/Post Closure
                                                                                                               Costs


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 17  Employee Dishonesty &        $14,450
     Depositor's Forgery

 18  Hull & Machinery and         $29,378  (AFCO)
     Protection & Indemnity



 19  Pollution Insurance          $4,258 (AFCO)



 20  Marine and Railroad          $40,000 Annual Approx.
     Cargo



 21  Duty Drawback Bond           $2,875


 22  Fiduciary                    $22,000 - Financed through Imperial.


 23  Environmental                $106,200 -  Financed through AFCO.
     Impairment Liability
     (Petrochem & Fibers)

 24  Closure/Post Closure         $40,610
     Bonds - Petrochem


ANNUAL TOTAL:                   $3,459,260 *

       *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 31, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     170                $     623              $       -                 $     412
        Trade accounts receivable, net              -                   46,523                     48                     2,692
        Other Receivables                           -                    1,338                      -                     3,694
        Due from affiliates                     1,205                   21,376                 12,707                         -
        Inventories                                 -                   32,612                      -                     8,645
        Prepaid expenses                           33                    3,242                      -                        85
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,408                  105,714                 12,755                    15,528

Property, plant and equipment, net                  -                  123,768                  3,137                     6,168
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,700                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,101                      -                     1,354
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,333                $ 360,818              $  21,592                 $  23,050
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  64                  117,036                  1,719                     2,775
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   27,178                      -                     6,825
        Unsecured debt                        186,538                  298,839                  1,110                    70,986
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     28,155                  (16,141)                     -                    16,133
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital             (1,792)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                  (41,380)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,497)                  (3,398)                 3,429                    (1,328)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (2)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (177,424)                (492,221)                18,100                  (131,383)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (177,424)                (494,758)                18,763                  (131,383)

TOTAL LIABILITIES AND EQUITY                $  37,333                $ 360,818              $  21,592                 $  23,050
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      19             $       -                 $     147
        Trade accounts receivable, net             -                     3,141                   962                     5,510
        Other Receivables                          -                     4,367                     -                         -
        Due from affiliates                    2,884                    50,168                   492                     4,004
        Inventories                                -                         -                   300                     1,626
        Prepaid expenses                        (283)                        -                     -                       492
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,601                    57,695                 1,754                    11,779

Property, plant and equipment, net                 -                         -                     -                    43,307
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,659                 1,608                         -
Other assets                                   2,686                     5,796                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,287                 $ 359,150             $   3,362                 $  55,086
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 42                    19,947                   632                     1,704
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          436                     8,010                     -                         -
        Unsecured debt                           840                   265,049                   170                    62,478
        Other / Intercompany                       -                     5,435                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 3,867                     1,608
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (462)                      755                  (430)                      205
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 317                    (6,443)                2,560                    (9,096)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       317                    (6,443)                2,560                    (9,096)

TOTAL LIABILITIES AND EQUITY                $  5,287                 $ 359,150             $   3,362                 $  55,086
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,371
        Trade accounts receivable, net              -                 58,876
        Other Receivables                           -                  9,399
        Due from affiliates                   (93,878)                (1,042)
        Inventories                                 -                 43,183
        Prepaid expenses                            -                  3,569
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (93,878)               115,356

Property, plant and equipment, net                  -                176,380
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,200
Investments in Subs                          (381,607)                45,455
Other assets                                       (1)                45,801
                                            --------------------------------

TOTAL ASSETS                                $(475,486)             $ 390,192
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (34,086)               109,833
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (7,261)                35,188
        Unsecured debt                       (132,060)               753,950
        Other / Intercompany                 (201,020)                 5,435
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 28,147
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,185)              (546,056)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (41,003)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (2)
                                            --------------------------------
                                              (40,186)              (835,113)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,186)              (837,650)

TOTAL LIABILITIES AND EQUITY                $(475,486)             $ 390,192
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     Sep-2001        10/31/01        11/30/01     12/31/01           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $     1,029   $    2,220  $        2,039  $          308  $        1,089
ROYALTY AND REVENUE PAYABLE                       --           --              --              --              --
NOTES PAYABLE - INSURANCE                         --           --              --              --              --
TAX PAYABLE:                                                   --                                              --
    Federal Payroll Taxes                         --           --              --              --              --
    State Payroll & Sales                         --           --              --              --              --
    Ad Valorem Taxes                              --           --              --              --              --
    Other Taxes                                   40           50              76             102             129
TOTAL TAXES PAYABLE                      $        40    $      50  $           76  $          102  $          129  $           --
SECURED DEBT POST-PETITION                        --           --              --              --              --
ACCRUED INTEREST PAYABLE                          --           --              --              --              --
*ACCRUED PROFESSIONAL FEES:                       --           --              --              --              --
OTHER ACCRUED LIABILITIES:                     1,208
  1.  General and Administrative Costs           343          447             323             346             487
  2.  Lease Operating Expenses/Capital                                         --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $     2,620    $   2,716  $        2,438  $          756  $        1,704  $           --
====================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      12/31/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 23,354   $  23,186     $      26   $       (3)   $       145   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 23,354   $  23,186     $      26   $       (3)   $       145   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 46,115    $ 46,115     $     --   $     --   $     --   $     --

        31-60           498         498           --         --         --         --

        61-90         4,527       4,527           --         --         --         --

        91 +         19,372      19,372           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 70,512    $ 70,512     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING DECEMBER 31, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       18,571,799    $          179,201    $        1,466,000
TOTAL COST OF REVENUES                                         --            16,717,896               179,201             1,369,762
GROSS PROFIT                                   $               --    $        1,853,903    $               --    $           96,238
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              967    $        1,546,382    $               --    $          109,497
  Insiders Compensation                                        --               204,995                    --                    --
  Professional Fees                                            --             1,092,450                    --                    --
  Other (Earnings in Joint Venture)                            --               593,727              (593,727)                   --

TOTAL OPERATING EXPENSE                        $              967    $        3,437,554    $         (593,727)   $          109,497
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (967)   $       (1,583,651)   $          593,727    $          (13,259)
INTEREST EXPENSE (includes amort of debt fees)            127,747             2,182,153                    --               614,434
DEPRECIATION                                                   --             1,882,903                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          127,747    $        4,065,056    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $         (128,714)   $       (5,648,707)   $          593,727    $         (675,264)
INCOME TAXES                                                   --                    --                31,180                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $         (128,714)   $       (5,648,707)   $          562,547    $         (675,264)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,156,830  $           288,348
TOTAL COST OF REVENUES                                          --                54,619              439,474
GROSS PROFIT                                    $           83,333    $        1,102,211   $         (151,126)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           16,503    $          440,050   $          (73,637)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           16,503    $          440,050   $          (73,637)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           66,830    $          662,161   $          (77,489)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,581                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,376   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $            6,165    $           15,785   $          (77,489)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $            6,165    $           15,785   $          (77,489)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,383,414   $         (83,333)    $      25,045,592
TOTAL COST OF REVENUES                                       2,069,558             (83,333)           20,747,177
GROSS PROFIT                                        $        1,313,856   $              --     $       4,298,415
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          627,517   $        (558,861)            2,108,418
  Insiders Compensation                                             --                  --               204,995
  Professional Fees                                                 --                  --             1,092,450
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          627,517   $        (558,861)    $       3,405,863
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          686,339   $         558,861               892,552
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,681,441
DEPRECIATION                                                   405,059                  --             2,844,328
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          405,059   $         558,861     $       6,525,769
=================================================================================================================
NET INCOME BEFORE TAXES                             $          281,280   $              --     $      (5,633,217)
INCOME TAXES                                                        --                  --                31,180
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          281,280   $              --     $      (5,664,397)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   =================================================================================================================================
   CASH RECEIPTS AND                                         Month           Month       Month      Month          Month      Month
   DISBURSEMENTS                                          8/31/2001(1)      9/30/01     10/31/01   11/30/01       12/31/01
------------------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                            $    308,953    $   (78,711)  $  170,374  $  238,608   $  (13,646)  $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   RECEIPTS:
   2.  CASH SALES                                         $         --    $        --   $       --  $       --   $       --   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     4,593,479      2,187,309    3,520,713   2,652,571    2,431,379       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   4.  LOANS & ADVANCES (attach list)                               --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   5.  SALE OF ASSETS                                               --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   6.  OTHER (attach list)                                   1,994,032      3,159,466    3,111,505   5,584,297    3,171,616       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   TOTAL RECEIPTS                                         $  6,587,511    $ 5,346,775   $6,632,218  $8,236,868   $5,602,995   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A            N/A          N/A         N/A          N/A      N/A
                                                          ------------    -----------   ----------  ----------   ----------   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                                        $         --    $        --   $       --  $       --   $       --   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   8.  PAYROLL TAXES PAID                                           --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   9.  SALES, USE & OTHER TAXES PAID                                --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   10. SECURED/RENTAL/LEASES                                     4,002          2,538        3,198       4,558        1,472       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   11. UTILITIES                                               548,000      1,077,734    2,383,745   1,703,174    1,118,571       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   12. INSURANCE                                                    --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   13. INVENTORY PURCHASES                                     188,215        251,647      291,355     318,099      296,353       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   14. VEHICLE EXPENSES                                             --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   15. TRAVEL & ENTERTAINMENT                                    1,606            487        8,200       3,731        2,238       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         135,944         71,367       82,154     141,233       61,693       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   17. ADMINISTRATIVE & SELLING                                254,459        228,571      202,541     238,024      131,898       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   18. OTHER (attach list)                                   5,842,948      3,465,346    3,592,791   6,080,303    3,830,011       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $  6,975,175    $ 5,097,690   $6,563,984  $8,489,123   $5,442,236   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   19. PROFESSIONAL FEES                                  $         --    $        --   $       --  $       --   $       --   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   20. U.S. TRUSTEE FEES                                            --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --             --           --          --           --       --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   TOTAL DISBURSEMENTS                                    $  6,975,175    $ 5,097,690   $6,563,984  $8,489,123   $5,442,236   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   22. NET CASH FLOW                                      $   (387,664)   $   249,085   $   68,234  $ (252,254)  $  160,759   $   --
                                                          ------------    -----------   ----------  ----------   ----------   ------
   23. CASH - END OF MONTH (MOR-2)                        $    (78,711)   $   170,374   $  238,608  $  (13,646)  $  147,113   $   --
                                                          ============    ===========   ==========  ==========   ==========   ======

   ===================================================================
   CASH RECEIPTS AND                                         FILING TO
   DISBURSEMENTS                                               DATE
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   308,953
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                    15,385,451
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                  17,020,916
                                                           -----------
   TOTAL RECEIPTS                                          $32,406,367
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                                --
                                                           -----------
   10. SECURED/RENTAL/LEASES                                    15,768
                                                           -----------
   11. UTILITIES                                             6,831,224
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                   1,345,668
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                   16,263
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         492,392
                                                           -----------
   17. ADMINISTRATIVE & SELLING                              1,055,493
                                                           -----------
   18. OTHER (attach list)                                  22,811,399
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $32,568,207
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $32,568,207
                                                           -----------
   22. NET CASH FLOW                                       $  (161,840)
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $   147,113
                                                           ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


===================================================================================================================================
OTHER CASH RECEIPTS AND                      8/31/2001 (1)     Sep-01       Oct-01       Nov-01        Dec-01   Jan-02  FILING TO
DISBURSEMENTS:                                                                                                            DATE
-----------------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                           $       --   $       --   $       --   $       --    $       --  $ --  $        --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      401(k) Plan Refund                                --           --           --           --            --    --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Cobra Insurance Payment                           --           --           --           --            --    --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Miscellaneous                                     --           --           --           --            --    --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Emission Credits                                  --           --           --           --            --    --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                    448,032      120,020          505       40,880       223,586    --      833,023
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Cash advance from Sterling Chemicals       1,546,000    1,750,000    3,111,000    2,347,000     1,840,500    --   10,594,500
      cash receipts re Inter company AR                 --    1,289,446                 3,196,417     1,107,530
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------

TOTAL OTHER RECEIPTS                            $1,994,032   $3,159,466   $3,111,505   $5,584,297    $3,171,616  $ --  $11,427,523
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                      $       --   $   73,370   $   81,005   $   39,534    $  106,606  $ --  $300,519.40
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Interest Payment                                  --           --           --           --       -          --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Restricted Cash - Bond Funding                    --           --           --           --      --          --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Pre-petition checks voided in current
        period                                          --           --           --           --            --    --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                    596,035           --           --           --            --    --      596,035
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      CIT revolver cash sweep                    5,246,912    2,102,530    3,511,786    2,844,352     2,615,871    --           --
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      Return of investment to SPCUS                              81,069           --    1,272,914       237,864    --    1,591,847
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
      cash disbursements re Inter company AP                  1,208,377                 1,923,503       869,666
                                                ----------   ----------   ----------   ----------    ----------  ----  -----------
TOTAL OTHER DISBURSEMENTS                       $5,842,948   $3,465,346   $3,592,791   $6,080,303    $3,830,011  $ --  $ 2,488,402
                                                ==========   ==========   ==========   ==========    ==========  ====  ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                                   MONTH OF 31-DEC-01

   ================================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN  FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146    011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING        CHECKING
   --------------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $    105,242    $           100   $      (138,876) $         19,888   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --  $             --   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         2,431,379                 --                                          --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                --      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   5.  SALE OF ASSETS                                   --                 --                --                --      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   6.  OTHER (attach list)                         223,586                 --         2,948,030                --      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   TOTAL RECEIPTS                             $  2,654,965    $            --   $     2,948,030  $             --   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A               N/A     N/A      N/A
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --  $             --   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   8.  PAYROLL TAXES PAID                                                                                              --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                                   --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   10. SECURED/RENTAL/LEASES                                                              1,472                        --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   11. UTILITIES                                                                      1,118,571                --      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   12. INSURANCE                                                                                                       --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   13. INVENTORY PURCHASES                                                              296,353                        --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   14. VEHICLE EXPENSES                                                                      --                        --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   15. TRAVEL & ENTERTAINMENT                                                             2,238                        --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                   58,521             3,172      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   17. ADMINISTRATIVE & SELLING                                                         129,501             2,397      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   18. OTHER (attach list)                       2,615,871                 --         1,212,249             1,891      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  2,615,871    $            --   $     2,818,904  $          7,461   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --  $             --   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                --      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                --      --       --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   TOTAL DISBURSEMENTS                        $  2,615,871    $            --   $     2,818,904  $          7,461   $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   22. NET CASH FLOW                          $     39,094    $            --   $       129,126  $         (7,461)  $  --   $   --
                                              ------------    ---------------   ---------------  ----------------   -----   ------
   23. CASH - END OF MONTH (MOR-2)            $    144,336    $           100   $        (9,750) $         12,427   $  --   $   --
                                              ============    ===============   ===============  ================   =====   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   (13,646)
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     2,431,379
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   3,171,616
                                                           -----------
   TOTAL RECEIPTS                                          $ 5,602,995
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                                --
                                                           -----------
   10. SECURED/RENTAL/LEASES                                     1,472
                                                           -----------
   11. UTILITIES                                             1,118,571
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     296,353
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                    2,238
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          61,693
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                131,898
                                                           -----------
   18. OTHER (attach list)                                   3,830,011
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 5,442,236
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 5,442,236
                                                           -----------
   22. NET CASH FLOW                                       $   160,759
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $   147,113
                                                           ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37810-H4-11

                               MONTH OF 31-Dec-01

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                     --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                  --             --             --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                            --             --             --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                --                            --                            --
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      1,840,500                     1,840,500

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                    223,586             --                                      223,586

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                               1,107,530                     1,107,530
                                                       ----------     ----------     ----------     ----------     ----------

      rec'd in error and to be returned in
        Oct 01.                                                                                                            --

TOTAL OTHER RECEIPTS                                   $  223,586     $       --     $2,948,030     $       --     $3,171,616
                                                       ----------     ----------     ----------     ----------     ----------
18.OTHER DISBURSEMENTS:

      Transfer Between Accounts                                               --                                           --

      Capital Expenditures                             $              $              $  104,719     $    1,891     $  106,610
                                                       ----------     ----------     ----------     ----------     ----------
      Interest Payment                                                                                                     --
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                            869,666                       869,666
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           2,615,871             --                                    2,615,871
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                     237,864                       237,864
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $2,615,871     $       --     $1,212,249     $    1,891     $3,830,011
                                                       ==========     ==========     ==========     ==========     ==========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                           CASH ACCOUNT RECONCILIATION

                       MONTH OF             31-DEC-01
                                ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $   144,336   $     100     $       776    $   145,212        $ 15,194                    $   160,406
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                            1,764    $     1,764                                          1,764
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                          (12,291)       (12,291)         (2,767)                       (15,058)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $   144,336   $     100     $    (9,751)   $   134,685        $ 12,427     $ -     $ -    $   147,112
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $   105,242   $     100     $  (138,876)   $   (33,534)       $ 19,888                        (13,646)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      2,654,965           -       2,948,030      5,602,995               -                      5,602,995
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                        -              -               -                              -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                       -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (2,615,871)          -      (2,818,904)    (5,434,775)         (7,461)                    (5,442,236)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $   144,336   $     100     $    (9,750)   $   134,686        $ 12,427     $ -     $ -    $   147,112
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================================================
                                       8/31/2001 (1)    Sep-2001   Oct-2001     Nov-2001     Dec-2001      Jan-2002    FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                    DATE
1.                                      $--              $--          $--          $--          $--          $--          $--
                                        ---              ---          ---          ---          ---          ---          ---
2.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
3.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
4.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
5.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
6.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
7.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
8.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
9.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
TOTAL INSIDERS (MOR-1)                  $--              $--          $--          $--          $--          $--          $--
                                        ===              ===          ===          ===          ===          ===          ===

==================================================================================================================
                                  8/31/2001 (1)  Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002    FILING TO
        PROFESSIONALS                                                                                      DATE
        NAME/ORDER DATE
1.                                     $--         $--         $--      $--         $--         $--         $--
                                       ---         ---         ---      ---         ---         ---         ---
2.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
3.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
4.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
5.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
6.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
TOTAL PROFESSIONALS (MOR-1)            $--         $--         $--      $--         $--         $--         $--
                                       ===         ===         ===      ===         ===         ===         ===


(1)  REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9